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                                                                 EXHIBIT 10.1.4

                     [BENCHMARK COMMUNICATIONS LETTERHEAD]




                                 April 8, 1997



Benchmark Acquisition, Inc.
BCR Holding, Inc.
Capstar Broadcasting Partners, Inc.
c/o Hicks, Muse, Furst & Tate Incorporated
1325 Avenue of the Americas, 25th Floor
New York, NY 10019
Attn:  Peter Brodsky


     Re: Agreement and Plan of Merger by and among Benchmark Communications Radio Limited Partnership, Benchmark Acquisition, Inc., Benchmark Radio Acquisition Fund I Limited Partnership, Benchmark Radio Acquisition Fund IV Limited Partnership, Benchmark Radio Acquisition Fund VII Limited Partnership, Benchmark Radio Acquisition Fund VIII Limited Partnership, Joseph L. Mathias, Bruce R. Spector, Capstar Broadcasting Partners, Inc. and BCR Holding, Inc. dated as of December 9, 1996 (the "Merger Agreement")


Ladies and Gentlemen:

         This letter, when signed by each of us, will memorialize our agreement with respect to the matters set forth herein.

         Section 4.13 of the Merger Agreement requires Benchmark to file a Form 5500 for the Benchmark Communications Disability Income Plan under the Department of Labor's Delinquent Filer Voluntary Compliance Program and to incur all costs relating to such filing. Benchmark represents and warrants to Mergeco that it is not required to file a Form 5500 with respect to its Disability Income Plan because (1) less than 100 persons are covered by such Plan (and less than 100 persons were covered by such Plan at the beginning of the Plan year) and (2) such Plan is a fully insured welfare benefit plan. Based upon this representation, Mergeco and its affiliates agree to waive the provisions of Section 4.13 of the Merger Agreement.





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Benchmark Acquisition, Inc.
BCR Holding, Inc.
Capstar Broadcasting Partners, Inc.
April 8, 1997
Page 2


    Please countersign this letter below to indicate your agreement with respect to the matters set forth herein.


                                                BENCHMARK COMMUNICATIONS RADIO
                                                LIMITED PARTNERSHIP


                                                /s/ BRUCE R. SPECTOR
                                                -------------------------------
                                                By:  BRUCE R. SPECTOR
                                                Its:  General Partner

Agreed to and Accepted,

BENCHMARK ACQUISITION, INC.


/s/ PETER S. BRODSKY
------------------------------
By:   PETER S. BRODSKY
Its:


BCR HOLDING, INC.


/s/ PETER S. BRODSKY
------------------------------
By:  PETER S. BRODSKY
Its:


CAPSTAR BROADCASTING PARTNERS, INC.


/s/ PETER S. BRODSKY
------------------------------
By:  PETER S. BRODSKY
Its: